BUSINESS FIRST BANCSHARES

Q2 2020 Results


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

Table of Contents

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Actual results will also be significantly impacted by the effects of the ongoing COVID-19 pandemic, including, among other effects: the impact of the public health crisis; the extent and duration of closures of businesses, including our branches, vendors and customers; the operation of financial markets; employment levels; market liquidity; the impact of various actions taken in response by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses in relation to potential losses in our loan portfolio; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020 (as amended and in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.


Thoughtful, Disiplined
Decision Making
Relationship
Driven Team
b1
Meaningful
Communication
Striving To Be The Best
Through Continual
Improvement
Doing the Right Thing
The Right Way

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions, they are the core of our culture, driving our day-to-day interactions between employees, and with our clients to make a positive impact on the communities we serve.


Forbes 2020
BEST-IN-STATE
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LOUISIANA

Business First Bancshares, Inc. Overview

Company Overview

Ticker: BFST (Nasdaq)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Geographically diversified portfolio across I-10 and I-20 corridors
- #1 deposit market share in Louisiana for Louisiana-headquartered community banks
- Two locations in the DFW metroplex area totaling $324 million in assets
- Completed Pedestal acquisition on May 1, 2020, marking the fourth successful acquisition in five years

Financial Highlights of 2Q20 ($ millions)	
Assets	$3,961
Gross Loans Held for Investments	$2,995
Deposits	$3,251
Loan-to-Deposit Ratio	92.1%
Core ROAA(1)	0.84%
Core ROAE(1)	8.41%
Core Efficiency Ratio(1)	59.1%
NPLs/Total Loans(HFI)(2)	0.39%
Community Bank Leverage Ratio(3)	9.18%
TCE/TA(1)	8.27%

BFST Footprint



Dallas
Shreveport
Monroe
Lake Charles
Lafayette
Baton Rouge
New Orleans

LOUISIANA(4)

Rank	Institution (ST)	Deposits ($mm)	Market Share (%)
1	Capital One Financial Corp. (VA)	18,036	17.0
2	JPMorgan Chase & Co. (NY)	17,511	16.5
3	Hancock Whitney Corp. (MS)	14,717	13.8
4	First Horizon National Corp. (TN)	8,971	8.4
5	Regions Financial Corp. (AL)	7,461	7.0
6	**Bus. First Bancshares Inc. (LA)**	**2,723**	**2.6**
7	Origin Bancorp Inc. (LA)	1,811	1.7

BFST operates 48 banking centers across Louisiana and Texas

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(3) Community Bank Leverage Ratio is preliminary.
(4) Deposit market share is pro forma for Pedestal acquisition; FDIC deposit data as of June 30, 2019. Data Source: S&P Global Market Intelligence.

Balance Sheet

For the quarter ended, $ millions	6/30/2020	Change vs. 3/31/2020	Change vs. 6/30/2019	Highlights
Gross Loans (Excl. HFS)	$2,994.8	69%	82%	- Approximately $893 million in loan balances, net of discount, acquired in Pedestal transaction on Day 1 - PPP balances totalling approximately $395 million, $86 million acquired in Pedestal transaction
ALLL + Fair Value Discount on Acquired Loans	$63.0	280%	271%	- Discount of $41.4 million associated with Pedestal transaction, approximately 4.7% of the Pedestal loan portfolio
Investment Securities	$583.1	112%	98%	- Average life of the portfolio 3.29 years
Deposits	$3,251.0	80%	91%	- $1.17 billion in deposits acquired in Pedestal transaction
Federal Reserve Borrowings	$107.0	--	--	- PPP liquidity facility funding
FHLB Borrowings	$118.2	-14%	9%	- Excess Liquidity allowed for $20 million paydown
Total Equity	$386.3	37%	39%	- $98.7 million increase related to Pedestal transaction

Balance Sheet Ratios	6/30/2020	Actual 3/31/2020	Actual 6/30/2019	
Community Bank Leverage Ratio[(1)]	9.18 %	10.27 %	10.74 %	
Tangible Common Equity / Tangible Assets[(2)]	8.27 %	10.36 %	10.57 %	
Tangible Book Value Per Share[(2)]	$15.59	$17.38	$16.60	
Gross Loans (Excl. HFS) / Deposits	92.12 %	95.97 %	96.46 %	- Excluding PPP, ~89 %

Balance Sheet Changes Since Pedestal Announcement

- Closing tangible dilution consistent with announced levels
- Increased fair value discount on acquired loans by approximately 2.5x from announced levels due to economic environment
- ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans excluding SBA PPP of 2.38%

(1) Community Bank Leverage Ratio for 6/30/2020 is preliminary.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

Quarterly Financial Highlights

		For the Quarter Ended,				
		6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Profitability	Diluted Earnings per Common Share	$0.11	$0.34	$0.42	$0.40	$0.50
	ROAA	0.23 %	0.80 %	1.04 %	1.02 %	1.30 %
	ROAE	2.35	6.31	8.18	7.93	10.13
	Net Interest Margin	3.89	3.93	4.08	4.10	4.19
	Efficiency Ratio	77.4	72.4	66.5	67.2	59.9
	Core Pre-Tax, Pre-Provision Income[1] (in millions)	$14.691	$7.504	$7.859	$8.257	$9.529
	Core Diluted Earnings Per Common Share[1]	$0.41	$0.37	$0.45	$0.46	$0.48
	Core ROAA[1]	0.84 %	0.89 %	1.11 %	1.16 %	1.26 %
	Core ROAE[1]	8.41	6.97	8.70	9.01	9.77
	Core Net Interest Margin[1]	3.71	3.88	3.92	3.99	4.02
	Core Efficiency Ratio[1]	59.1	67.2	65.8	63.7	59.7
Capital	Community Bank Leverage Ratio[2]	9.18 %	10.27 %	10.56 %	10.59 %	10.74 %
	Tangible Common Equity / Tangible Assets[1]	8.27 %	10.17 %	10.36 %	10.39 %	10.57 %
	Tangible Book Value Per Share[1]	$15.59	$17.38	$17.31	$16.96	$16.60
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.39 %	0.57 %	0.53 %	0.70 %	0.61 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.62	0.75	0.71	0.71	0.71
	ALLL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	2.07	0.93	0.91	1.00	1.03
	NCOs / Average Loans	0.00	0.01	0.01	0.00	0.09

COVID Related Financial Impact

- Preliminary Community Bank Leverage Ratio with 100% pledging of Federal Reserve PPP liquidity facility of 9.9%
- Core efficiency ratio with additional exclusion of SBA PPP fees & excess SBIC income of 65.6%

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Community Bank Leverage Ratio for 6/30/2020 is preliminary.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Yield / Rate Analysis

Loans

Yield excludes SBA PPP Loans

SBA PPP Yield of 2.90%

37% variable rate portfolio

- 48% of variable rate loans have a floor of 4% or higher

63% fixed rate portfolio with a weighted average maturity of 3.4 years

SBA PPP reduces reported Q2 NIM by approximately 13 bps

Investments

Structured as a source of liquidity

Weighted average life of 3.8 years

Weighted average yield of 1.88%

Deposits

Interest bearing deposits prices continue to decrease

Time Deposit maturities of $290 million[2] through 12/31/2020, with an expected rate decrease of approximately 100 bps



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.96%
5.87%
5.82%
5.55%
5.61%
4.19%
4.10%
4.08%
3.93%
3.89%
4.02%
3.99%
3.92%
3.88%
3.71%
2.50%
2.00%
1.75%
0.25%
0.25%
1.51%
1.55%
1.52%
1.40%
0.96%
1.16%
1.19%
1.14%
1.07%
0.67%
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
NIM
Core NIM (1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Target Fed Funds Rate

Note: Chart based on GAAP data.

(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

(2) Excludes CDARS balances

COVID-19 Pandemic Response

Stay at home order for Louisiana issued on March 22

Louisiana stay at home order lifted and state enters Phase 1 reopening on May 15

Louisiana moves into Phase 2 reopening on June 5

COVID-19 Deferral Assistance Program instituted March 25

As of June 30, 2020, approximately 2,600 loans with a current outstanding balance of $938.5 million

Approximately 66% of these loans received a 90-day principal and interest deferral

Loans that received relief represent approximately 35% of the outstanding loan portfolio excluding PPP loan balances

Stay at Home Order and Phase 1: Locations continue to support clients through drive-thru or appointment only options

Entering Phase 2: Locations reopen lobbies to serve clients. Frontlines are monitored daily and remain compliant with State and Federal Guidelines

Participation in Governmental Lending Programs

Paycheck Protection Program ("PPP"): Participation in Paycheck Protection Program resulted in approximately 2,800 loans totaling $395.4 million. Average loan size of $143 thousand

Main Street Lending Program: Registration to participate in the program has been completed with multiple loans in the pipeline

Note: Data is as of June 30, 2020, and is based on outstanding loan balance before accounting adjustments.

COVID-19 Deferral Assistance Program

Loan Deferrals

Industry	Amount ($)	% Deferred
Agriculture & Manufacturing	$28.8	26.7%
Consumer	59.5	15.3%
Energy	123.2	55.6%
Healthcare	47.4	44.1%
Hospitality	108.5	62.3%
Real Estate	266.1	36.5%
Non-essential Retail	125.8	47.3%
Services	66.2	23.1%
Other	113.0	30.9%
TOTAL	**938.5**	**35.4%**

Interest Only Deferrals	223.0
Hybrid: P+I followed by Interest Only	98.8
Deferrals of Principal and Interest	616.7
TOTAL	**938.5**

Schedule of Return to Regular Payments

Interest Only Deferrals	
August	$3.3
September	$37.3
October	$45.9
November	$26.9
December	$9.8
2021	$99.8

Hybrid: P+I followed by Interest Only	
September	$26.8
October	$53.3
November	$18.7

Deferrals of Principal and Interest	
Deferral Period Expired(1)	$513.0
July(1)	$16.2
August	$81.6
September	$5.9

Of the $513 million of loans with an expired deferral period, $30 million in loans, or 5.8%, have been granted a second deferral as of July 27, 2020.

Note: Loan balances as of June 30, 2020 based on outstanding loan balance before accounting adjustments. Dollars in millions. Deferred percentage excludes PPP loan balances.
(1) Expiration of deferral periods based on date as of July 27, 2020.

Loan Composition


Multi-Family, 2.3%
Farmland, 2.2%
Home Equity Loans, 3.1%
Consumer & Other, 3.4%
Commercial, 24.9%
Construction & Land, 12.8%
1-4 Family, 16.0%
NOOCRE, 17.7%
OOCRE, 17.6%

COMMERCIAL

Outstanding:	$648 million
Unfunded:	$332 million
Average Loan:	$178 thousand
NPL %[1]:	0.41%

NOOCRE

Outstanding:	$461 million
Unfunded:	$26 million
Average Loan:	$830 thousand
NPL %[1]:	0.21%

OOCRE

Outstanding:	$457 million
Unfunded:	$28 million
Average Loan:	$471 thousand
NPL %[1]:	0.67%

1-4 FAMILY

Outstanding:	$417 million
Unfunded:	$13 million
Average Loan:	$112 thousand
NPL %[1]:	0.79%

CONSTRUCTION & LAND

Outstanding:	$334 million
Unfunded:	$140 million
Average Loan:	$227 thousand
NPL %[1]:	0.13%

Note: Loan composition based on regulatory data and excludes SBA PPP loans as of June 30, 2020

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Commercial Composition



Commercial Loans by Collateral
Agricultural, 7.0%
Cash/Securities, 7.9%
Titled Collateral, 13.3%
All Other, 14.4%
Equipment, 21.4%
AR & Inventory, 36.0%

Weighted average maturity of Commercial portfolio is 2.55 years

Line of Credit usage monitoring began March 16, 2020, and continued daily through 2Q20



Commercial Line Utilization
Weekly Average Utilization: 45.8%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1-Apr
8-Apr
15-Apr
22-Apr
29-Apr
6-May
13-May
20-May
27-May
3-Jun
10-Jun
17-Jun
24-Jun
30-Jun

Note: Data is as of June 30, 2020. Percentages based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

Commercial Real Estate Composition

Owner – Occupied CRE makes up approximately 50% of total CRE lending

C&D and Total CRE concentrations of 91.4% and 234.1%, respectively[1]

C&D Composition



10.7%
11.2%
1.8%
5.9%
10.3%
3.9%
8.6%
19.1%
21.7%
6.9%

C&D Portfolio	
Raw Land	11.2%
Vacant Residential Lots	10.3%
Vacant Commercial Lots	8.6%
Land Development - Residential	21.7%
Residential Construction - OORE	6.9%
Residential Construction - Non OORE	19.1%
Commercial Constuction - Retail	3.9%
Commercial Constuction - Office	5.9%
Commercial Construction - Apartment/Multi-Family	1.8%
Commercial Construction - Other	10.7%
Total C&D	**100.0%**
Total C&D Portfolio	**$333,675**
Average Loan Size	**$227**

CRE Composition - Owner Occupied



3.8%
4.9%
25.0%
7.5%
11.3%
47.6%

Owner Occupied CRE Portfolio	
Hotel/Motel	3.8%
Office Building	4.9%
Office/Warehouse	7.5%
Retail	11.3%
Commercial Building	47.6%
Other	25.0%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$456,509**
Average Loan Size	**$471**

CRE Composition - Income Producing



13.9%
8.7%
14.0%
5.6%
4.7%
39.0%
5.2%
8.8%

Income Producing CRE Portfolio	
Hotel/Motel	8.7%
Office Building	14.0%
Office/Warehouse	5.6%
Warehouse	4.7%
Retail - Single Tenant	5.2%
Retail - Multi Tenant	8.8%
Commercial Building	39.0%
Other	13.9%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$460,564**
Average Loan Size	**$830**

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of June 30, 2020. Concentration ratios represent bank-level data.
(1) Expressed as a percentage of total risk-based capital.

Industry Composition – Sectors in Focus



Oil and Gas, 8.4%
Non-essential Retail, 9.8%
Hospitality, 6.6%
All Others, 75.3%

Loan portfolio sectors of internal focus determined by current market conditions

- Oil & Gas volatility
- Economic uncertainty related to COVID

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Sectors in Focus	$654,112	24.7%	$499	$298	0.05%	$3,781	0.58%
All Other	$1,993,554	75.3%	$116	$8,308	0.42%	$6,976	0.36%
TOTAL	**$2,647,666**	**100.0%**	**$175**	**$8,606**	**0.33%**	**$11,750**	**0.44%**

Note: Dollars in thousands. Data is as of June 30, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Oil and Gas Lending

BFST regularly conducts rigorous analyses on its loan portfolio, with a focus on potential areas of concern

BFST first instituted quarterly reviews of its oil and gas portfolio in early 2015

As a result of the COVID-19 pandemic and the closing of the Pedestal Bancshares acquisition on May 1, 2020, BFST conducted a very detailed review of its oil and gas lending exposure

As a result of this granular review, BFST reclassified approximately $85 million of oil and gas loans

- Historically, these relationships were labeled energy because of NAICS code affiliations; however, these credits are not primarily dependent on the price of oil for repayment
- For customers servicing multiple industries, a cut off of 25% of revenue was established for dependency on the price of oil

BFST believes that the updated oil and gas classifications are more consistent with other publicly-traded banks operating in the region

As of June 30, 2020, BFST's oil and gas exposure was 8.4% of total loans

Oil and Gas Lending: December 31, 2019 vs June 30, 2020

	Amount ($)	% of Total Loans[1]
Business First - 12/31/19	$102.7	6.0%
Pedestal - 12/31/19	227.4	26.5%
Total Combined - 12/31/19	**$330.1**	**12.9%**
YTD 6/30/20 Activity, Net[2]	**($28.7)**	
PPP Loans	**75.2**	
Portfolio Reclassification:		
Gas Stations/Convenience	($37.2)	
Transportation	(11.1)	
Manufacturing/Shipbuilding	(9.7)	
Real Estate - Other Commercial	(7.0)	
Private Banking/Consumer	(5.1)	
Non O&G Energy	(4.9)	
Misc.	(6.9)	
Cash Secured	(3.2)	
Total Reclassification	**($85.1)**	
Other[3]	5.4	
Total June 30, 2020	**$296.9**	**9.8%**
Total June 30, 2020 - Excl. PPP Loans	**$221.7**	**8.4%**

Note: Dollars in millions.
(1) Data is as of reported period and is based on outstanding loan balance before accounting adjustments.
(2) Includes payoffs, net pay downs, and new loans.
(3) Primarily includes coding corrections for previous periods.

Oil and Gas Lending

Oil and Gas Loans By Collateral



Marine, 5.3%
All Other, 5.8%
Real Estate, 35.5%
AR & Inventory, 25.8%
Equipment, 27.7%

ALLL + Fair Value Discount on Acquired Loans for Oil and Gas loans totals $23.3 million

- 10.5% of Oil and Gas Portfolio balances
- $21.8 million is related to Pedestal loans

No Shared National Credits in Oil & Gas portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Real Estate	$78,647	3.0%	$722	$12	0.01%	$424	0.54%
Equipment	$61,352	2.3%	$553	$47	0.08%	$0	0.00%
AR & Inventory	$57,173	2.2%	$689	$2	0.00%	$482	0.84%
Other	$12,863	0.5%	$102	$63	0.49%	$0	0.00%
Marine	$11,672	0.4%	$973	$0	0.00%	$0	0.00%
TOTAL	**$221,707**	**8.4%**	**$503**	**$124**	**0.06%**	**$907**	**0.41%**

Note: Dollars in thousands. Data is as of June 30, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Non-essential Retail Lending


Non-essential Retail
Retail non CRE, 9.7%
Single Tenant, 54.9%
Multi-Tenant, 35.4%

No significant concentrations across the portfolio.

Approximately 71.5% of Single Tenant is owner-occupied

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Single Tenant	$141,760	5.4%	$476	$0	0.00%	$730	0.52%
Multi-Tenant	$91,526	3.5%	$1,064	$0	0.00%	$0	0.00%
Retail Exposure non CRE	$24,975	0.9%	$191	$0	0.00%	$427	1.71%
TOTAL	**$258,261**	**9.8%**	**$501**	**$0**	**0.00%**	**$1,158**	**0.45%**

Note: Dollars in thousands. Data is as of June 30, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Hospitality Lending


Hotels and Motels
Short-Term, Stay/Bed & Breakfast, 11.3%
NonFlagged Hotels & Motels, 14.1%
Flagged Hotels and Motels, 74.6%


Food and Drink Services
Restaurant Suppliers, 4.2%
Caterers, 0.4%
Bars, Taverns, Pubs, 4.6%
Full-Service Restaurants, 46.0%
Limited-Service Restaurants, 44.9%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Hotels and Motels	$67,433	2.5%	$1,297	$0	0.00%	$0	0.00%
Food and Drink Services	$50,866	1.9%	$330	$0	0.00%	$1,716	3.37%
Event and Banquet	$13,101	0.5%	$596	$0	0.00%	$0	0.00%
Other Hospitality	$42,744	1.6%	$562	$0	0.00%	$0	0.00%
TOTAL	**$174,144**	**6.6%**	**$573**	**$0**	**0.00%**	**$1,716**	**0.99%**

Note: Dollars in thousands. Data is as of June 30, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Stable Credit Performance

Past Due Loans[1]



0.39%
0.27%
0.15%
0.18%
0.35%
0.29%
$4.5
$2.6
$3.0
$6.2
$8.6
2Q19
3Q19
4Q19
1Q20
2Q20
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans[1]



0.61%
0.70%
0.53%
0.57%
0.39%
0.71%
$10.1
$11.9
$9.0
$10.1
$11.8
2Q19
3Q19
4Q19
1Q20
2Q20
Nonperforming Loans to Total Loans
Peer Average
NPLs

ALLL & FV Discount



1.03%
1.00%
0.91%
0.93%
2.07%
0.71%
0.71%
0.71%
0.75%
0.62%
2Q19
3Q19
4Q19
1Q20
2Q20
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs



0.09%
$1.5
0.03%
0.00%
0.01%
0.01%
0.00%
2Q19
3Q19
4Q19
1Q20
2Q20
NCO/Average Loans
Peer Average
Net Charge-offs

Note: Dollars in millions. Peer average based on average of last five quarters of Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Liquidity



CDARS, 5.5%
Brokered Deposits, 0.7%
Long-term, 4.1%
Short-term, 0.8%
Non-Interest Bearing, 27.1%
Time Deposits 23.7%
NOW & Other, 17.7%
MMDA & Savings, 20.4%
Core Transaction
Borrowings
Brokered

Liquidity Sources	Business First
FHLB Borrowing Capacity	$321.0
Unencumbered Securities	$344.0
Cash Reserves	$80.0
Fed Funds Lines Available	$131.0
FRB Discount Window[(1)]	$385.0
TOTAL	$1,261.0

Time Deposit maturities of $290 million[(2)] through 12/31/2020, with an expected rate decrease of approximately 100 bps

Pedestal acquisition increases non-interest bearing deposits from 20.3% to 27.1%, quarter over quarter.

Note: Liquidity data as of June 30, 2020. Liquidity Sources amounts in millions.
1) Estimate based on pledging
2) Excludes CDARS balances

Appendix

Historical Financial Summary

	For the Fiscal Year Ended December 31,					YTD
	2015	2016	2017	2018	2019	2020
Balance Sheet & Capital						
Total Assets	$1,076,089	$1,105,841	$1,321,256	$2,094,896	$2,273,835	$3,961,138
Gross Loans (Excl. HFS)	772,392	810,951	975,284	1,528,469	1,710,265	2,994,812
Deposits	904,236	932,795	1,055,533	1,733,934	1,782,010	3,251,022
Total Equity	112,449	113,559	179,935	260,058	285,097	386,336
Tangible Common Equity / Tangible Assets[1]	9.95 %	9.52 %	13.04 %	9.90 %	10.36 %	8.27 %
Community Bank Leverage Ratio[2]	10.08	9.67	13.53	11.66	10.56	9.18
Net Loans (Excl. HFS) / Assets	71.10 %	72.60 %	73.15 %	72.43 %	74.68 %	75.13 %
Gross Loans (Excl. HFS) / Deposits	85.42	86.94	92.40	88.15	95.97	92.12
NIB Deposits / Deposits	24.61	23.98	25.07	22.05	22.38	30.31
Commercial Loans / Loans (Excl. HFS)[3]	23.99	26.28	26.09	23.79	24.27	24.90
C&D / Total Risk-Based Capital[4]	84.5 %	80.1 %	118.8 %	94.6 %	96.0 %	91.4 %
CRE / Total Risk-Based Capital[4]	234.3	220.2	286.1	216.4	222.5	234.1
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	1.03 %	0.90 %	1.30 %	0.93 %	0.53 %	0.39 %
NPAs / Assets (Excl. TDRs)[5]	0.93	0.77	0.98	0.77	0.58	0.49
Reserves / Loans (Excl. HFS)	0.94	1.01	0.90	0.73	0.71	0.62
NCOs / Average Loans	0.08	0.04	0.41	0.00	0.10	0.00
Profitability Ratios						
Net Income	$4,096	$5,111	$4,848	$14,091	$23,772	$6,551
ROAA	0.41 %	0.45 %	0.40 %	0.84 %	1.11 %	0.46 %
ROAE	3.89	4.42	3.68	7.04	8.70	4.13
Net Interest Margin	3.68 %	3.64 %	4.01 %	4.02 %	4.10 %	3.91 %
Efficiency Ratio	81.70	82.00	73.70	71.78	64.37	75.44
Non-Interest Income / Avg. Assets	0.32	0.46	0.47	0.46	0.50	0.54
Non-Interest Expense / Avg. Assets	3.05	3.11	3.07	2.99	2.74	3.10

Note: Dollars in thousands. YTD as of 6/30/2020.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.

(2) Calculation for YTD 2020 is preliminary.

(3) Excludes SBA PPP loans.

(4) Calculated at the bank level based on FDIC call report data.

(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Commercial Real Estate – Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q2'20
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 82,911
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	183,401	250,764
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**244,181**	**333,675**
% of Total Loans[(1)]	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*14.2%*	*12.8%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*96.0%*	*91.4%*
Multi-Family Properties	26,058	22,737	20,717	39,273	36,454	59,213
Commercial Rental	140,150	135,901	174,552	226,723	284,795	460,564
Other Loans for Real Estate Purposes[(2)]	7,333	6,541	6,869	5,731	708	805
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 566,138**	**$ 854,257**
% of Total Loans[(1)]	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*33.0%*	*32.9%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*222.5%*	*234.1%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 696,148	$ 1,023,974
Credit Ratings						
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%	1.2%
Classified %	5.6%	1.7%	1.1%	0.9%	0.9%	0.6%
Total Watch List %[(3)]	9.5%	5.9%	2.3%	2.5%	1.4%	1.9%
Past Dues						
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,448
Accruing Past Due	-	-	-	0	0	0
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,448
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*
Net Charge Offs YTD[(4)]	$ 99	$ (431)	$ 9	$ (322)	$ (2)	$ (1)
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*(0.00%)*

Note: Dollars in thousands.
(1) Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.
(4) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

Oil and Gas Lending – Historical Performance

	Q1'15	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q2'20
Upstream	$ 6,395	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 2,157
Midstream	16,072	17,422	35,024	25,490	18,148	6,518	$ 1,875
Downstream	13,279	14,248	11,766	10,144	8,578	4,511	$ 457
Support / Services	77,520	79,313	73,142	70,765	86,802	77,221	$ 217,218
Total Energy Exposure	**$ 113,265**	**$ 124,862**	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 221,707**
% of Total Loans	*19.5%*	*16.0%*	*16.4%*	*0.0%*	*8.2%*	*5.7%*	*8.4%*
% of Total Bank Capital	*133.1%*	*110.5%*	*113.9%*	*0.1%*	*0.1%*	*0.0%*	*60.7%*
Total Committed Energy Loans	$ 145,609	$ 160,537	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 317,760
Credit Ratings							
Pass-Watch / Special Mention %	8.4%	27.1%	17.1%	17.5%	8.6%	12.1%	6.2%
Classified %	0.0%	0.8%	5.7%	3.1%	7.0%	3.6%	4.6%
Total Watch List % (1)	8.4%	27.8%	22.7%	20.6%	15.6%	15.7%	10.8%
Past Dues							
Nonaccrual Loans	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 907
Accruing Past Due	-	-	-	-	-	-	124
Total Past Due	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 1,031
Total Past Due / Total Energy Loans	*0.0%*	*0.8%*	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.5%*
Net Charge Offs YTD	$ -	$ 612	$ 667	$ 2,889	$ -	$ 1,500	$ -
Net Charge Offs YTD/ Energy Loans	*0.0%*	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.0%*

Note: Dollars in thousands. Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(1) Percentage based on Energy loans outstanding.

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM											
	For the Year Ended December 31,						Fiscal Quarter				
	2014	2015	2016	2017	2018	2019	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19
Core Net Income:											
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 2,052	$ 4,499	$ 5,759	$ 5,511	$ 6,843
Adjustments[1]:											
Sale of Impaired Credit	$ -	$ -	$ -	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ (72)
Deferred Tax Asset write-down	$ -	$ -	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ -	$ (280)	$ 568	$ -	$ (100)	$ 99	$ 469	$ -
(Gain)/Loss on Sale of Securities	$ -	$ -	$ -	$ -	$ (6)	$ (84)	$ -	$ (20)	$ (17)	$ (21)	$ (46)
(Gain)/Loss on Sale of Banking Center						$ (243)	$ -	$ -	$ 216	$ 9	$ (468)
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ -	$ 69	$ -	$ -	$ -	$ 69	$ -
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (530)	$ -	$ -	$ -
Acquisition-related expenses	$ 317	$ 758	$ 187	$ 129	$ 2,945	$ 603	$ 5,298	$ 1,121	$ 65	$ 228	$ 345
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 7,350	$ 4,970	$ 6,122	$ 6,265	$ 6,602
Core Return on Average Assets:											
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 2,052	$ 4,499	$ 5,759	$ 5,511	$ 6,843
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 7,350	$ 4,970	$ 6,122	$ 6,265	$ 6,602
Average Assets	$696,895	$999,487	$1,127,773	$1,199,788	$1,682,177	$2,136,081	$ 3,496,074	$ 2,244,584	$ 2,209,182	$ 2,156,759	$ 2,102,692
ROAA	0.58%	0.41%	0.45%	0.40%	0.84%	1.11%	0.23%	0.80%	1.04%	1.02%	1.30%
Core ROAA	0.62%	0.49%	0.47%	0.40%	1.00%	1.15%	0.84%	0.89%	1.11%	1.16%	1.26%
ROAE	5.49%	3.89%	4.42%	3.68%	7.04%	8.70%	2.35%	6.31%	8.18%	7.93%	10.13%
Core ROAE	5.93%	4.61%	4.58%	3.67%	8.38%	9.01%	8.41%	6.97%	8.69%	9.01%	9.77%
Average Diluted Shares Outstanding	n/a	n/a	n/a	8,003,822	11,545,943	13,670,777	18,121,958	13,367,276	13,638,168	13,669,370	13,740,937
Diluted Earnings per Common Share				$ 0.61	$ 1.22	$ 1.74	$ 0.11	$ 0.34	$ 0.42	$ 0.40	$ 0.50
Core Diluted Earnings per Common Share				$ 0.60	$ 1.45	$ 1.80	$ 0.41	$ 0.37	$ 0.45	$ 0.46	$ 0.48
Core Net Interest Margin:											
Net Interest Income	$ 23,524	$ 34,150	$ 37,592	$ 44,372	$ 62,229	$ 80,198	$ 30,919	$ 20,211	$ 20,627	$ 20,258	$ 20,193
Adjustments:											
Loan purchase discount accretion	-	(1,961)	(1,363)	(4,135)	(1,278)	(2,602)	(1,465)	(290)	(800)	(544)	(826)
Core Net Interest Income	$ 23,524	$ 32,189	$ 36,229	$ 40,237	$ 60,951	$ 77,596	$ 29,454	$ 19,921	$ 19,827	$ 19,714	$ 19,368
Average Interest-earning Assets	$663,136	$927,484	$1,032,618	$1,106,123	$1,547,806	$1,956,719	$ 3,176,156	$ 2,055,603	$ 2,020,629	$ 1,977,474	$ 1,929,035
Net Interest Margin	3.55%	3.68%	3.64%	4.01%	4.02%	4.10%	3.89%	3.93%	4.08%	4.10%	4.19%
Core Net Interest Margin	3.55%	3.47%	3.51%	3.64%	3.94%	3.97%	3.71%	3.88%	3.92%	3.99%	4.02%

Note: Dollars in thousands.

(1) Adjustments are net of tax. Tax rates utilized, exclusive of certain nondeductible acquisition-related expenses, were 21% for 2019 and 2018. These rates approximated the marginal tax rates.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV					
	Fiscal Quarter				
	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 386,336	$ 282,030	$ 285,097	$ 280,340	$ 277,469
Adjustments:					
Goodwill	(53,649)	(48,495)	(48,495)	(48,333)	(48,503)
Core deposit and other intangibles	(10,389)	(6,471)	(6,694)	(6,916)	(7,139)
Total Tangible Common Equity	$ 322,298	$ 227,064	$ 229,908	$ 225,091	$ 221,827
Tangible Assets					
Total Assets	$3,961,138	$2,287,662	$2,273,835	$2,220,840	$2,153,608
Adjustments:					
Goodwill	(53,649)	(48,495)	(48,495)	(48,333)	(48,503)
Core deposit and other intangibles	(10,389)	(6,471)	(6,694)	(6,916)	(7,139)
Total Tangible Assets	$3,897,100	$2,232,696	$2,218,646	$2,165,591	$2,097,966
Common Equity to Total Assets	9.8%	12.3%	12.5%	12.6%	12.9%
Tangible Common Equity to Tangible Assets	8.3%	10.2%	10.4%	10.4%	10.6%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 386,336	$ 282,030	$ 285,097	$ 280,340	$ 277,469
Adjustments:					
Goodwill	(53,649)	(48,495)	(48,495)	(48,333)	(48,503)
Core deposit and other intangibles	(10,389)	(6,471)	(6,694)	(6,916)	(7,139)
Total Tangible Common Equity	$ 322,298	$ 227,064	$ 229,908	$ 225,091	$ 221,827
Common shares outstanding	20,667,237	13,067,987	13,279,363	13,274,823	13,361,482
Book Value per Common Share	$ 18.69	$ 21.58	$ 21.47	$ 21.12	$ 20.77
Tangible Book Value per Common Share	$ 15.59	$ 17.38	$ 17.31	$ 16.96	$ 16.60

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	For the Year Ended December 31,					
	2014	2015	2016	2017	2018	2019
Tangible Common Equity / Tangible Assets:						
Tangible Common Equity						
Total Shareholders' Equity	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Common Equity	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908
Tangible Assets						
Total Assets	$ 684,502	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896	$ 2,273,835
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Assets	$ 684,502	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523	$ 2,218,646
Common Equity to Total Assets	11.5%	10.4%	10.3%	13.6%	12.4%	12.5%
Tangible Common Equity to Tangible Assets	11.5%	10.0%	9.5%	13.0%	9.9%	10.4%
Tangible Book Value per Share:						
Tangible Common Equity						
Total Shareholders' Equity	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097
Adjustments:						
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)
Total Tangible Common Equity	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908
Common shares outstanding	5,314,925	7,035,913	6,916,673	10,232,495	13,213,280	13,279,363
Book Value per Common Share	$ 14.83	$ 15.98	$ 16.42	$ 17.58	$ 19.68	$ 21.47
Tangible Book Value per Common Share	$ 14.83	$ 15.14	$ 15.10	$ 16.72	$ 15.34	$ 17.31

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

Quarterly Core NIM					
	Q2 '19	Q3 '19	Q4 '19	Q1 '20	Q2 '20
Core Net Interest Margin:					
Net Interest Income	$ 20,193	$ 20,258	$ 20,627	$ 20,211	$ 30,919
Adjustments:					
Loan purchase discount accretion	(826)	(544)	(800)	(290)	(1,465)
Core Net Interest Income	$ 19,368	$ 19,714	$ 19,827	$ 19,921	$ 29,454
Average Interest-earning Assets	$1,929,035	$1,977,474	$2,020,629	$2,055,603	$3,176,156
Net Interest Margin	4.19%	4.10%	4.08%	3.93%	3.89%
Core Net Interest Margin	4.02%	3.99%	3.92%	3.88%	3.71%

Note: Dollars in thousands.

Efficiency Ratio							
	Fiscal Quarter					For the Year Ended December 31,	
	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	2019	2018
Efficiency Ratio:							
Noninterest Expense	$ 27,797	$ 16,643	$ 15,203	$ 14,878	$ 14,577	$ 58,448	$ 50,248
Core Adjustments	(6,573)	(1,283)	(76)	(375)	(436)	(837)	(3,686)
Net Interest and Noninterest Income	$ 35,915	$ 22,990	$ 22,861	$ 22,154	$ 24,354	$ 90,800	$ 70,001
Core Adjustments	$ -	$ (126)	$ 125	$ 606	$ (684)	$ 47	$ (442)
Efficiency Ratio	77.40%	72.39%	66.50%	67.16%	59.85%	64.37%	71.78%
Core Efficiency Ratio	59.10%	67.18%	65.81%	63.72%	59.74%	63.42%	66.94%

Note: Dollars in thousands.

Core Pre-tax, Pre-provision Earnings										
	Fiscal Quarter									
	Q2'20		Q1'20		Q4'19		Q3'19		Q2'19	
Core pre-tax, pre-provision earnings:										
Pre-tax, pre-provision earnings	$	8,118	$	6,372	$	7,680	$	7,302	$	9,835
Adjustments:										
Sale of Impaired Credit	$	-	$	-	$	-	$	-	$	(91)
(Gain)/Loss Former Bank Premises & Equipment	$	-	$	(126)	$	125	$	594	$	-
(Gain)/Loss on Sale of Securities	$	-	$	(25)	$	(22)	$	(26)	$	(58)
(Gain)/Loss on Sale of Banking Center	$	-	$	-	$	-	$	12	$	(593)
Early Lease Termination Penalty	$	-	$	-	$	-	$	87	$	-
Acquisition-related expenses	$	6,573	$	1,212	$	76	$	288	$	436
Stock Option Exercises	$	-	$	71	$	-	$	-	$	-
Core pre-tax, pre-provision earnings	$	14,691	$	7,504	$	7,859	$	8,257	$	9,529

Note: Dollars in thousands.